COMPOSITE COPY
                                                            AS OF MAY 12, 1998

                                   FNB CORP.

                           STOCK COMPENSATION PLAN

                                  ARTICLE I
                                  ---------

                              GENERAL PROVISIONS
                              ------------------

      1. Purpose. The Stock Compensation Plan (the "Plan") of FNB Corp. (the
         -------
"Company") is intended to allow certain key employees, directors and advisory directors of the Company and its subsidiaries to have an opportunity to acquire an ownership interest in the Company as an additional incentive to attract and retain employees, directors and advisory directors and to encourage them to promote the Company's business.

      2. Elements of the Plan. Options granted under the Plan shall be granted
         --------------------
pursuant to either Article II or Article III of the Plan. Options granted pursuant to Article II are intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted pursuant to Article III of the Plan are not intended to qualify as Incentive Stock Options ("Nonqualified Options"). Stock bonus awards granted pursuant to Article IV of the Plan will be subject to Section 83 of the Code.

      3. Administration. The Plan shall be administered by an option committee
         --------------
(the "Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall be comprised of at least two members of the Board, each of whom shall be an "Outside Director" within the meaning of Section 162(m) of the Code and any regulations promulgated thereunder. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or to any option or award granted hereunder. In addition, directors and Committee members shall be eligible for indemnification from the Company, pursuant to the Company's bylaws, with respect to any matter arising under the Plan.

      4. Authority of Board of Directors and Committee.
         ---------------------------------------------

            (a) Subject to the other provisions of this Plan, the Committee shall have sole authority in its absolute discretion: to grant options and stock bonuses under the Plan; to determine the number of shares subject to any option or stock bonus under the Plan; to fix the option price and the duration of each option and stock bonus; to establish any other terms and conditions of options and stock bonuses; and to accelerate the time at which any outstanding option may be exercised or the time when restrictions and conditions on stock bonus shares will lapse. Notwithstanding the foregoing, the Board


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      may grant Nonqualified Options to nonemployee directors and advisory board members of the Company.

            (b) Subject to the other provisions of this Plan, and with a view to effecting its purpose, the Committee shall have sole authority in its absolute discretion: to construe and interpret the Plan; to define the terms used herein; to prescribe, amend, and rescind rules and regulations relating to the Plan; to make any other determinations and to do everything necessary or advisable to administer the Plan.

            (c) All decisions, determinations, and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

      5. Shares Subject to the Plan. The maximum aggregate number of shares of
         --------------------------
Common Stock available pursuant to the Plan, subject to adjustment as provided in Section 10 of this Article I, shall be 720,000 shares of the Company's Common Stock, par value $2.50 per share ("Common Stock"). If any option granted pursuant to the Plan expires or terminates for any reason before it has been exercised in full, the unpurchased shares subject to that option shall again be available for the purposes of the Plan, regardless of whether the option was granted pursuant to Article II or Article III of the Plan. If any shares issued pursuant to a stock bonus are forfeited, they shall again be available under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Authorized but unissued shares of the Company shall also be subject to issuance under the Plan.

      6.    Eligibility.
            -----------

            (a) Incentive Stock Options and Stock Bonus Awards. Incentive Stock
                ----------------------------------------------
      Options and stock bonus awards may be granted only to key employees of the Company or any of its subsidiaries (including directors and officers who are key employees).

            (b) Nonqualified Options. Nonqualified Options may be granted only
                --------------------
      to key employees, officers, directors (whether or not employees) and advisory board members of the Company or any of its subsidiaries.

            (c) Maximum Number of Shares to One Individual. Notwithstanding any
                ------------------------------------------
      other provision of this Plan, the aggregate number of shares of Common Stock that may be issued to any one individual pursuant to options or awards granted under the Plan shall not exceed 100,000 shares.


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            (d) Number of Options and Bonuses. More than one option and more
                -----------------------------
      than one stock bonus may be granted to the same person, if the person otherwise is an eligible recipient under this Plan.

      7. Terms and Conditions of Options. Stock options granted under the Plan
         -------------------------------
shall be evidenced by agreements in such form as the Committee may from time to time approve, which agreements shall comply with and be subject to the following terms and conditions, in addition to the provisions of Article II or Article III, as applicable:

            (a) Number of Shares; Designation. Each option shall state the
                -----------------------------
      number of shares to which it pertains and whether it is an Incentive Stock Option granted under Article II of the Plan or a Nonqualified Option granted under Article III of the Plan.

            (b) Option Price. Each option shall state the option price, which
                ------------
      shall not be less than the fair market value (as hereinafter defined) per share of the Common Stock at the time the option is granted (except that for Incentive Stock Options granted to any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of its parent or subsidiary, the option price shall not be less than 110% of fair market value). Fair market value shall be determined by the Committee on the basis of such factors as it deems appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and further provided that if at the time the determination of fair market value is made, the Common Stock is admitted to trading on a national securities exchange for which sales prices are regularly reported, fair market value shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day (or most recent trading day preceding the day on which the option is granted). For purposes of this Plan, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

            (c) Exercise of Options. Except as otherwise provided in this Plan
                -------------------
      or in the applicable option agreement, each option shall be exercisable in installments as follows:

                  (i) up to 20% of the total shares subject to the option at any time after one year from the date of grant and prior to termination of the option;

                  (ii) up to 40% of the total shares subject to the option (less any shares previously purchased pursuant to the option) at any time after two years from the date of grant and prior to termination of the option;

                  (iii) up to 60% of the total shares subject to the option
            (less any shares previously purchased pursuant to the option) at any time after three years from the date of grant and prior to termination of the option; and

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                  (iv) up to 80% of the total shares subject to the option (less any shares previously purchased pursuant to the option) at any time after four years from the date of grant and prior to termination of the option; and

                  (v) in full at any time after five years from the date of
            grant and prior to termination of the option.

      Not less than 25 shares may be purchased at any one time unless the number purchased is the total number that may be purchased under the option at that time. No option may be exercised for any fraction of a share of Common Stock.

            (d) Written Notice and Payment Required. An option granted pursuant
                -----------------------------------
      to the terms of this Plan shall be exercised when written notice of that exercise has been received by the Company at its principal office from the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or, unless prohibited by the applicable option agreement, by shares of Common Stock or by a combination of cash, check, and (unless prohibited by the applicable option agreement) shares of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined in accordance with Section 7(b) of this Article I.

            (e) Compliance With Securities Laws. The options granted under the
                -------------------------------
      Plan and the shares issuable pursuant to the Plan may, at the option of the Company, be registered under applicable federal and state securities laws, but the Company shall have no obligation to undertake any such registrations. Shares of Common Stock shall not be issued with respect to any option granted under the Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Plan.


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



            (f) Options Not Transferable. Options granted pursuant to this Plan
                ------------------------
      may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an optionee only by that optionee.

            (g) Duration of Options. Each option and all rights thereunder
                -------------------
      granted pursuant to the terms of this Plan shall expire on the date specified in the applicable option agreement, but in no event shall any option expire later than 10 years from the date on which the option is granted. Moreover, any Incentive Stock Option granted to an employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of its parent or subsidiary, must expire within five years from the date of grant. In addition, each option shall be subject to early termination as provided in the Plan or applicable option agreement.

            (h)   Termination of Employment, Disability or Death.
                  ----------------------------------------------

                  (i) Except as otherwise provided in the applicable option
            agreement, if an optionee ceases to be employed by the Company, its parent, or any of its subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), for any reason other than disability or death, his or her option may be exercised at any time up to three months after the date of termination of employment.

                  (ii) Except as otherwise provided in the applicable option agreement, if an optionee becomes disabled within the meaning of
            Section 22(e)(3) of the Code while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), the option may be exercised at any time within three months after the date of termination of employment due to disability.

                  (iii) Except as otherwise provided in the applicable option agreement, if an optionee dies while employed by the Company, its parent or any of its subsidiaries, (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), his or her option shall expire one year after the date of death. During this period, the option may be exercised, except as otherwise provided in the applicable option agreement, by the person or persons to whom the optionee's rights under the option shall pass by will or by the laws of descent and distribution.


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



                  (iv) Any option that may be exercised for a period following termination of the optionee's employment may be exercised only to the extent it was exercisable immediately before such termination and in no event after the option would expire by its terms without regard to such termination.

            (i) Option Agreements. The option agreements authorized under the
                -----------------
      Plan may differ from one another and shall contain such other provisions not inconsistent with the Plan and Article II or Article III as applicable as the Committee may in its discretion deem advisable from time to time, including, without limitation, conditions precedent to the exercise of the option covered by any agreement, which conditions may include the satisfaction of specified performance criteria by the Company or the optionee.

      8. Tax Withholding. The exercise of any option granted under the Plan is
         ---------------
subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

      9. Employment. Nothing in the Plan or in any option or stock bonus award
         ----------
shall confer upon any eligible employee any right to continued employment by the Company, or by its parent or subsidiary corporations, or limit in any way the right of the Company or its parent or subsidiary corporation at any time to terminate or alter the terms of that employment.

      10.   Adjustments.
            -----------

            (a) If the shares of Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split in which the Company is the surviving entity, the Committee shall make an appropriate and proportionate adjustment in the maximum number and kind of shares as to which options and stock bonuses may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options that shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. In making any adjustment pursuant to this Section 10(a), any fractional shares shall be disregarded.

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



            (b) In the event of a consolidation or a merger in which the Company is not the surviving corporation, or any other merger in which the shareholders of the Company exchange their shares of stock in the Company for stock of another corporation, or in the event of complete liquidation of the Company, or in the case of a tender offer approved by the Board of Directors, all outstanding options, unless the applicable option agreement provides otherwise, shall become exercisable in full immediately prior to the effective date of any such transaction, regardless of the exercise schedule.

      11. Effective Date of Plan. The Plan shall be effective March 11, 1993,
          ----------------------
the date of adoption of the Plan by the Board of Directors of the Company, subject to approval of the Plan by the Shareholders by the vote of the holders of the majority of the Company's Common Stock present or represented at the duly held annual meeting of shareholders scheduled to be held on May 11, 1993.

      12. Termination and Amendment of Plan. The Plan may be terminated at any
          ---------------------------------
time by the Board of Directors. Unless sooner terminated the Plan shall terminate March 10, 2003. No options or stock bonuses shall be granted under the Plan after the Plan is terminated. Subject to the limitation contained in
Section 13 of this Article I, the Board of Directors may at any time amend or revise the terms of the Plan, including the form and substance of the option agreements and stock bonus awards to be used hereunder; provided that no amendment or revision shall (a) increase the maximum aggregate number of shares subject to this Plan, except as permitted under Section 10 of this Article I;
(b) change the minimum purchase price for shares subject to options granted under the Plan; (c) extend the maximum term established under the Plan for any option or stock bonus award; or (d) permit the granting of an option or stock bonus award to anyone other than as provided in the Plan.

      13. Prior Rights and Obligations. No amendment, suspension, or termination
          ----------------------------
of the Plan shall, without the consent of the person who has received an option or stock bonus award, alter or impair any of that person's rights or obligations under any option or stock bonus award, granted under the Plan prior to such amendment, suspension, or termination.

      14. Construction. The provisions set forth in Article II, III and IV shall
          ------------
not apply to any other of those Articles.

      15. Compliance with Section 16(b). In the case of recipients of options or
          -----------------------------
awards hereunder who are or may be subject to Section 16 of the Securities Exchange Act of 1934, it is the intent of the Company that this Plan and any such option or award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such grantees will be entitled to the benefits of Rule 16b-3 or any other exemptive rule under
Section 16 and will not be subjected to liability thereunder. If any provision of the Plan or any option or award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such

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



conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to grantees who are or may be subject to Section 16.

                                  ARTICLE II
                                  ----------

                           INCENTIVE STOCK OPTIONS
                         ---------------------------

      Options granted pursuant to this Article II of the Plan shall constitute Incentive Stock Options under Section 422 of the Code and shall be designated as such at the time of grant. Incentive Stock Options granted pursuant to this
Article II shall be subject to the terms, conditions and limitations set forth in Article I above and to the following:

      1. Maximum Amount of Incentive Stock Options. The maximum aggregate fair
         -----------------------------------------
market value of Common Stock, determined as of the time the Incentive Stock Option is granted, for which any employee may be granted Incentive Stock Options (as defined in Section 422(b) of the Code) exercisable for the first time during any calendar year under all incentive stock option plans of the Company and any parent, subsidiary, and predecessor corporations held by such employee shall not exceed $100,000. Any option in excess of the foregoing limitation shall be granted pursuant to Article III of this Plan and shall be clearly and specifically designated as not being an Incentive Stock Option.

      2. Compliance with Section 422 of the Code. This Plan is intended to
         ---------------------------------------
comply in every respect with Section 422 of the Code and the regulations promulgated thereunder with regard to the grant of Incentive Stock Options and the purchase and delivery of shares of Common Stock upon the exercise thereof. In the event any future statute or regulation shall modify Section 422, this Plan shall be deemed to incorporate by reference such modification for purposes of granting Incentive Stock Options or the purchase and delivery of any shares of Common Stock upon the exercise thereof. Any option agreement relating to an Incentive Stock Option granted pursuant to this Plan that is outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the optionee. If any provision of this Plan is determined to disqualify the shares purchasable pursuant to Incentive Stock Options granted under this Plan from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference for purposes of the Incentive Stock Options the modification required to qualify the shares for said tax treatment.

                                 ARTICLE III
                                 -----------

                          NONQUALIFIED STOCK OPTIONS
                          --------------------------

      Options granted pursuant to this Article III shall constitute Nonqualified Options and shall be designated as not being Incentive Stock Options under
Section 422 of the Code.

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



Nonqualified Options shall be subject to the terms, conditions and limitations set forth in Article I above and to the following:

      1. Tax Reimbursement. In view of the federal and state income tax savings
         -----------------
expected to be realized by the Company by reason of exercise of a Nonqualified Option granted pursuant to this Article III, the Committee may, in its discretion, grant Nonqualified Options the terms of which provide that, upon exercise, the Company will make a cash compensation payment to the optionee (or his personal representatives or heirs). The basis for determining the amount of such cash payment shall be specified in the applicable option agreement.

      2. Termination of Nonemployee Relationships with the Company. If a
         ---------------------------------------------------------
nonemployee optionee ceases to serve the Company in the capacity which made the optionee eligible to receive Nonqualified Options pursuant to Article III of this Plan, then the optionee's rights upon such termination shall be governed in the manner of an optionee's rights upon termination of employment as set forth in Article I of this Plan.

                                  ARTICLE IV
                                  ----------

                              STOCK BONUS AWARDS
                              ------------------

      Stock bonus awards granted pursuant to this Article IV shall be subject to those terms, conditions and limitations set forth in Article I above that are applicable to stock bonus awards and to the following additional terms:

      1. Agreement. Each stock bonus award shall be evidenced by an agreement in
         ---------
such form and containing such provisions not inconsistent with the Plan as the Committee may from time to time approve. Each award shall be effective as of the date so stated in the resolution of the Committee making the award.

      2. Restrictions and Conditions. Shares of Common Stock awarded under this
         ---------------------------
Article IV shall be subject to such restrictions and conditions (if any) as may be imposed by the Committee at the time of making the award. Such restrictions and conditions may include, without limitation, the satisfaction of specified performance criteria by the Company or by the grantee of the stock bonus award; provided, however, that no award shall require any payment of cash consideration by the recipient. Restrictions and conditions imposed on shares of Common Stock awarded under this Article IV may differ from one award to another as the Committee shall, in its discretion, determine. Any restrictions and conditions shall lapse, in whole or in part, as provided in the agreement evidencing the stock bonus award, but in no event later than ten years from the date of the award.

      Shares with respect to which no restrictions or conditions are imposed and shares with respect to which the restrictions and conditions imposed thereon have lapsed are hereinafter

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



referred to as "Unrestricted Shares." Shares with respect to which the restrictions and conditions imposed thereon have not lapsed are hereinafter referred to as "Restricted Shares."

      3. Rights as a Shareholder. A holder of Unrestricted Shares shall have all
         -----------------------
of the rights of a shareholder of the Company with respect thereto and shall be entitled to receive a stock certificate evidencing such Unrestricted Shares.

      A holder of Restricted Shares shall be the owner thereof and shall, subject to the restrictions and conditions, have all of the rights of a shareholder with respect thereto, including, but not limited to, the right to receive all dividends paid on the Common Stock (ordinary or extraordinary, whether in cash, securities or other property) and the right to vote the Restricted Shares; provided, however, that each stock certificate evidencing Restricted Shares shall bear a conspicuous legend stating that the shares evidenced thereby are subject to forfeiture and shall be deposited by the holder with the Company or its designee together with a stock power endorsed in blank.

      4. Forfeiture. Except as provided in this Section 4 with respect to a
         ----------
grantee's death or retirement from the employ of the Company or any of its subsidiaries, upon termination of the grantee's employment with the Company or any of its subsidiaries for any reason whatsoever (voluntarily or involuntarily, with or without cause), all Restricted Shares then owned by him shall automatically and without any action on his part be forfeited and transferred to the Corporation.

      If a grantee shall retire in good standing from the employ of the Company or any of its subsidiaries under the then established retirement policies of the Company or if his employment with the Company or any of its subsidiaries is terminated by reason of his death, then, in either such event, all restrictions and conditions on his Restricted Shares shall thereupon lapse and such Restricted Shares shall automatically and without any action on his part be converted into Unrestricted Shares.

      5. Transferability. Restricted Shares held by a grantee shall not be
         ---------------
subject to alienation, sale, transfer, assignment, pledge, attachment or encumbrances of any kind, and any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any Restricted Shares shall be void. In addition, the Company may impose such additional restrictions on the issuance of Common Stock and on the transfer of Unrestricted Shares as it deems necessary or desirable to ensure compliance with all applicable federal and state securities laws.

      6. Adjustments. If there is a change in the Common Stock of the Company by
         -----------
reason of any stock dividend, stock split, merger, consolidation, recapitalization, exchange of shares, or otherwise, any stock or other securities or other property issued with respect to Restricted Shares shall be subject to the same restrictions and conditions as the Restricted Shares, and the certificates or other evidence of such stock, securities or other property, together with an appropriate power of attorney, shall be delivered to the Company or its successor or designee and held until such time as the restrictions and conditions applicable thereto lapse or until the stock, securities or other property is forfeited in accordance with the provisions of Article IV of the Plan.

      7. Tax Reimbursement. In view of the federal and state income tax savings
         -----------------
expected to be realized by the Company upon the award of Unrestricted Shares or upon the lapse of restrictions and conditions applicable to Restricted Shares, the Committee may, in its discretion, grant stock bonus awards the terms of which provide that, upon the grantee's receipt of Unrestricted Shares, the Company will pay to the grantee (or his personal representatives or heirs) an amount in cash equal to the amount of tax benefit realized or expected to be realized by the Company through the utilization of deductions claimed for income tax purposes as a result of the grantee's receipt of Unrestricted Shares. The tax reimbursement payment provided for herein shall be made on or before the last day of the calendar year in which taxable income is recognized by a grantee under Section 83 of the Code.

      8. Withholding for Taxes. No grantee shall be entitled to issuance of a
         ---------------------
stock certificate evidencing Unrestricted Shares until he has paid, or made arrangements for payment, to the Company of an amount equal to the income and other taxes that the Company is required to withhold from the grantee as a result of his receipt of Unrestricted Shares. In addition, such amounts as the Company is required to withhold by reason of any tax reimbursement payments made pursuant to Section 7 of this Article IV shall be deducted from such payments.



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